U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------

                                  FORM 8-K / A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 1998


                                NUMEX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



       Delaware                   0-9459                       06-1034587
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(State or Other Jurisdiction     (Commission)               (I.R.S. Employer
   of Incorporation )               File No.                Identification No.)

14115 S. Pontlavoy Ave., Santa Fe Springs, California             90670
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (562) 404-7176


                    Not applicable
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(Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         On May 5, 1998, Numex Corporation (the "Company") received a letter dated April 30, 1998 (and postmarked May 4, 1998) from Singer, Lewak, Greenbaum & Goldstein, LLP (the "Accountants") advising the Company that the Accountants were resigning as of April 30, 1998 as the independent accountants for the Company.

         The opinion provided by the Accountants for the Company's financial statements for the past two fiscal years have contained a qualification as to the Company's ability to continue as a going concern, but have not contained any other type of adverse opinion, disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles.

         In considering whether to renew its engagement as the Company's independent auditors for the fiscal year ended March 31, 1998, the Accountants requested that, if the Company sought to eliminate a liability from the Company's financial statements because the Company had no legal or contractual obligation to pay such liability, the Company obtain either a verification from a party as to the Company's potential liability under the terms of a licensing agreement as part of its auditing procedures or a legal opinion regarding such potential liability. For business reasons unrelated to an audit, the Company preferred not to request such a verification and sought to instead provide a form of legal opinion which would satisfy the Accountants' auditing procedures regarding the potential liability. The Company had engaged its corporate counsel to prepare a form of opinion to address this issue. Discussions regarding the form of opinion, and the potential elimination of the liability, were not completed as of April 30, 1998.

         The Company is in the process of interviewing other accounting firms to serve as the Company's independent accountants.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                    Exhibits

     1. Letter dated April 30, 1998 regarding change in certifying accountant (Previously filed as an exhibit to the Company's Current Report on Form 8-K, which was filed with Securities and Exchange Commission on May 6,1998.)

     2. Letter dated May 8, 1998 from auditors confirming statements made in said Current Report on Form 8-K. (filed herewith)

                                    SIGNATURE


         Pursuant to the requirements of Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NUMEX CORPORATION



                                           By  /s/     Jack I. Salzberg
                                           President and Chairman of the Board


Dated:  May 12, 1998

                                    Exhibit 2

                          (Accounting firm Letterhead)



                                   May 8, 1998


Securities Exchange Commission
Washington, DC 20549

Re:  Numex Corporation
     File No. 0-9459


Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Numex Corporation dated April 30, 1998, and agree with the statements contained therein.


                                    Very truly yours,


                                    /s/ Singer Lewak Greenbaum & Goldstein LLP
                                    SINGER LEWAK GREENBAUM & GOLDSTEIN LLP